                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 11, 2000
                                                --------------------------------

                                  GALAGEN INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-27976                   41-1719104
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

               SUITE 301
          301 CARLSON PARKWAY
         MINNETONKA, MINNESOTA                                          55305
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (952) 258-5500
                                                   -----------------------------

ITEM 5.    OTHER EVENTS.

         As previously reported in a news release dated September 29, 2000, the listing of the Company's common stock was transferred from the Nasdaq National Market to the Nasdaq SmallCap Market effective October 2, 2000 pursuant to an exception from the net tangible assets requirement granted by the Nasdaq Listing Qualifications Panel pursuant to a letter from Nasdaq dated September 27, 2000. Because the Company's net tangible assets have been below the $2 million minimum required by the Nasdaq SmallCap, Nasdaq conditioned the listing of the Company's common stock on the Company filing with the Securities and Exchange Commission and Nasdaq by October 16, 2000, a pro forma balance sheet as of August 31, 2000 evidencing net tangible assets of at least $2 million, and filing by January 2, 2001, a pro forma balance sheet as of November 30, 2000 evidencing tangible net assets of at least $3.8 million.

         On October 11, 2000, the Company sold 1,750,000 shares of common stock for $.80 per share to certain investors and issued warrants to purchase 175,000 shares of common stock (the "Financing"). The warrants have a term of ten years and an exercise price of $.80 per share and are exercisable immediately. The Company agreed to file a registration statement relating to the resale of the shares of common stock and the shares of common stock underlying the warrants within 30 days of closing the Financing.

         In accordance with Nasdaq's request, the Company has prepared the following balance sheet as of August 31, 2000, including pro forma adjustments for any significant events or transactions occurring on or before the filing date of this Form 8-K. The pro forma adjustments relate to the Financing and other significant events or transactions occurring on or before the date of this Form 8-K. The information presented on the attached August 31, 2000 pro forma balance sheet has not been audited by independent accountants. This information is provided solely for the purpose of complying with the requirements delineated by Nasdaq pursuant to the exception to the listing requirement granted to the Company. The pro forma balance sheet as of August 31, 2000 reflects tangible net assets of $2.2 million, which is above the minimum required under the Nasdaq SmallCap Market listing requirements and satisfies the first requirement set forth in the Nasdaq letter. The Company is proceeding with plans that will enable the Company to evidence tangible net assets of at least $3.8 million by January 2, 2001.

                                  GALAGEN INC.

                             PRO FORMA BALANCE SHEET
                              AS OF AUGUST 31, 2000
                                   (UNAUDITED)

                                                                                             ESTIMATED
ASSETS                                                                                       SEPTEMBER
                                                                            FINANCING       OPERATIONS      AUGUST 31, 2000
                                                         AUGUST 31, 2000    ADJUSTMENT      ADJUSTMENT         PRO FORMA
                                                        ---------------------------------------------------------------------
Current assets:
  Cash and cash equivalents............................ $    989,633      $  1,312,500   $    (190,000)     $  2,112,133
  Accounts receivable, net.............................       70,267                                              70,267
  Prepaid expenses.....................................      375,981          (132,000)        (50,000)          193,981
  Inventory, net.......................................      132,607                                             132,607
                                                        ----------------- -------------- ------------------ -----------------
Total current assets...................................    1,568,488                                           2,508,988

Property and equipment.................................      715,329                                             715,329
  Less accumulated depreciation........................     (487,501)                           (9,000)         (496,501)
                                                        ----------------- -------------- ------------------ -----------------
                                                             227,828                                             218,828

Customer list..........................................      300,000                            (7,000)          293,000
Goodwill...............................................       36,467                            (8,000)           28,467
Other intangible assets................................      134,739                            (8,000)          126,739
Deferred expenses......................................       10,416                           (10,000)              416
                                                        ----------------- -------------- ------------------ -----------------
                                                             481,622                                             448,622


Total assets...........................................  $ 2,277,938      $  1,180,500    $   (282,000)      $ 3,176,438
                                                        ================= ============== ================== =================


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable.....................................  $   812,620                      $     60,000       $   872,620
  Other current liabilities............................       21,681                                              21,681
                                                        ----------------- -------------- ------------------ -----------------
Total current liabilities..............................      834,301                                             894,301

Commitments

Other long-term liabilities............................       45,000                                              45,000

Stockholders' equity:
  Preferred stock, $.01 par value:
     Authorized shares - 15,000,000
     Issued and outstanding shares - none in 2000......            -                                                   -
  Common stock, $.01 par value:
     Authorized shares - 40,000,000
     Issued and outstanding  shares -  10,518,371
     as of August 31, 2000; 12,268,371 as adjusted.....      105,184            17,500                           122,684
  Additional paid-in capital...........................   64,335,622         1,163,000                        65,498,622
  Accumulated deficit .................................  (63,042,169)                         (342,000)      (63,384,169)
                                                        ----------------- -------------- ------------------ -----------------
  Total stockholders' equity...........................    1,398,637                                           2,237,137
                                                        ----------------- -------------- ------------------ -----------------

Total liabilities and stockholders' equity.............  $ 2,277,938       $ 1,180,500     $  (282,000)     $  3,176,438
                                                        ================= ============== ================== =================

Net Tangible Asset Calculation:

Net Assets per August 31, 2000 Pro forma Balance Sheet     $ 2,237,137
Less Goodwill                                                   28,467
                                                        --------------
Net Tangible Assets                                       $  2,208,670

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial statement of business acquired:  not required

           (b)    PRO FORMA financial information:  not required

           (c)    Exhibits:

                   Exhibit
                     No.                         DESCRIPTION                   METHOD OF FILING
                     ---                         -----------                   ----------------
                     99         Form of Subscription Agreement and               Electronic
                                Investment Letter.                               Transmission

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GALAGEN INC.


Date:  October 13, 2000      By /s/ Franklin L. Kuhar
                                ------------------------------------------------
                                Franklin L. Kuhar
                                Vice President, Chief Financial Officer
                                and Secretary